Golub Capital Private Credit Fund (“GCRED” or the “Fund”)

Q4 2025 Quarterly Update

Performance Update

GCRED delivered a solid quarter, with Class I shares generating a 2.2% quarterly return, bringing the annualized inception-to-date net return to 10.5%.[1] The annualized net distribution rate for Class I shares was 8.9% in the quarter.[2] GCRED’s net asset value (NAV) per share was $25.15 as of December 31, 2025.[3]

Total Net Returns[1]

	Class S[4]	Class D[4]	Class I[4]
1-Month	0.67%	--	0.75%
3-Month	2.00%	--	2.21%
YTD	8.51%	--	9.43%
Annualized ITD[5]	8.97%	--	10.47%

We believe GCRED’s full calendar year results reflect the stability and consistency we set out to deliver at the start of 2025. GCRED generated a 9.4% net return for the full year, outperforming the median 8.0% net return of the top 10 largest non-traded BDCs. GCRED’s NAV remained relatively flat over the twelve-month period while the top-10 largest non-traded BDCs experienced a median NAV decline of 1.9% over the same time period.[6] In a market defined by heightened credit stress, tighter spreads and widening dispersion, we believe GCRED navigated these headwinds effectively and delivered strong absolute and relative results.

2025 NAV Change



0.5%
0.0%
-0.5%
-1.0%
-1.5%
-2.0%
<0.1%
-1.9%
Peer Median
GCRED

2025 Net Return



12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
8.0%
9.4%
Peer Median
GCRED

$9.9 billion
Total Investments[7]

96%
First Lien, Senior Secured[8]

99%
Floating Rate[8,9]

100%
Sponsor-Backed Loans

$88 million
Median EBITDA[10]

42%
Average Loan-to-Value[11]

1.25x
Leverage Ratio[12]

Source: Golub Capital. As of December 31, 2025, unless otherwise stated.

Note: You will bear substantial fees and expenses in connection with your investment. This page is accompanied by the *Additional Footnotes* at the end of this document, which are an integral part of this report (the “Material”).

This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein, and must be read in conjunction with the prospectus (the "Prospectus") in order to understand fully all of the implications and risks of the offering to which this sales and advertising literature relates. Past performance is not necessarily indicative of future results, and there can be no assurance that any Golub Capital fund or investment will achieve its objectives or avoid substantial losses. A copy of the Prospectus must be made available to you in connection with this offering, and is available at www.gcredbdc.com.

Consider carefully GCRED’s investment objectives, risks, charges, expenses and other matters of interest set forth in the Prospectus and any accompanying prospectus supplements. The Prospectus and any accompanying prospectus supplements contain this and other information about GCRED. Please read the Prospectus and any accompanying prospectus supplements carefully before investing.

GOLUB CAPITAL

1

Golub Capital Private Credit Fund (“GCRED”) | Q4 2025 Quarterly Update 2 Source: Golub Capital internal analysis, Pitchbook LCD’s “US Credit Markets Quarterly Wrap Q4 2025”, Cliffwater, Morningstar, KBW Research’s BDC database. As of December 31, 2025, unless otherwise stated. Note: You cannot invest directly in an index, which also does not take into account trading commissions and costs. The volatility of indices may be materially different from the performance of GCRED. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income. This page is accompanied by the Additional Footnotes at the end of this document, which are an integral part of this Material. Portfolio Update In our view, the portfolio remained well-positioned amid a prolonged period of elevated credit stress. GCRED invested approximately $1.8 billion in gross capital with net fund growth of roughly $1.4 billion this quarter. GCRED’s ability to lend across the borrower size spectrum, while maintaining a core middle market focus, provided what we believe to be a distinct advantage in sourcing, in our view, resilient businesses. Our investment portfolio continued to perform well. As of December 31, 2025, approximately 98% of investments remain in rating categories 4 and 5—our strongest internal performance risk ratings—indicating borrowers are performing at or above expectations. GCRED had no investments rated in category 1 (highest risk), and only 0.1% of our investment portfolio (at fair value) was on non-accrual, a metric that remains significantly below industry averages.13 We believe these indicators reflect the strength and stability of our portfolio, even as credit stress remained prevalent across both private and liquid credit markets. Loan Market Insights Four key headwinds defined the credit environment in 2025. The direct lending market was defined by four key headwinds in 2025: declining base rates, tight credit spreads, muted M&A activity and elevated credit stress.14 The combined and cumulative effect of these individual headwinds pulled down direct lending returns and compressed lenders’ margins for error. However, we believe direct lending, as evidenced by GCRED’s total net return, continued to produce attractive absolute and relative returns as many of these headwinds impacted several sub-asset classes within corporate credit. 0 100 200 300 400 500 600 Direct Lending HY Bonds IG Corporate BSL B as is p oi nt s (b ps ) Credit Spreads Tightened Meaningfully Across Corporate Credit 1-Year Range 15 16 17 18 Current 2025 Total Net Return GCRED Relative Return (+/-) GCRED 9.4% — HY Bonds16 8.5% +0.9% IG Corporate17 7.6% +1.8% BSL18 5.9% +3.5% Direct Lending Continued to Deliver Attractive Total Return

Golub Capital Private Credit Fund (“GCRED”) | Q4 2025 Quarterly Update 3 Dispersion widened as differentiation among managers became clearer. These same pressures were reflected in public BDC markets, resulting in increased performance dispersion amongst direct lenders as the gap between top- and bottom-quartile managers widened to roughly 14%.19 We believe the widening dispersion reflects real differences in competitive advantages across managers, and current market conditions are revealing those distinctions more sharply than in recent years. We believe this matters to investors because historical evidence shows that competitive advantages persist, meaning outperformance and underperformance tend to repeat over time. In an environment where dispersion is widening, manager selection becomes more critical than ever. Outlook We believe the past year underscored how valuable discipline, selectivity and early credit detection are in environments marked by elevated stress and wide performance dispersion. Looking ahead, we expect these dynamics to continue shaping opportunities in 2026. With more than 30 years of experience managing through varied credit cycles, we believe this is the kind of environment where private credit specialists tend to outperform. Our proven playbook remains unchanged: maintain rigorous underwriting standards, identify under performance early, work proactively with sponsors and stay prepared to lean in when attractive opportunities emerge. This disciplined approach has helped us minimize realized losses and deliver a smooth, stable experience for investors across cycles. As market conditions continue to evolve, we remain humble, disciplined and confident in our ability to deliver strong outcomes. Source: Golub Capital internal analysis, Pitchbook LCD’s “US Credit Markets Quarterly Wrap Q4 2025,” KBW Research’s BDC database. As of December 31, 2025, unless otherwise stated.

Golub Capital Private Credit Fund (“GCRED”) | Q4 2025 Quarterly Update 4 Additional Footnotes 1. Total Net Return is calculated as the change in price per share during the period, plus distributions per share (assuming dividends and distributions are reinvested) divided by the beginning price per share. Returns greater than one year are annualized. All returns shown are derived from unaudited financial information and are net of all expenses, including general and administrative expenses, transaction related expenses, management fees, incentive fees, and share class specific fees, but exclude the impact of early repurchase deductions on the repurchase of shares that have been outstanding for less than one year. Past performance is historical and not a guarantee of future results. The returns have been prepared using unaudited data and valuations of the underlying investments in GCRED's portfolio, which are estimates of fair value and form the basis for GCRED’s price per share. Valuations based upon unaudited reports from the underlying investments may be subject to later adjustments, may not correspond to realized value and may not accurately reflect the price at which assets could be liquidated. Prior to March 31, 2025, Total Net Return was calculated as the change in price per share during the period, plus distributions per share (assuming dividends and distributions are reinvested in accordance with the Fund’s distribution reinvestment plan at each monthly price per share) divided by the beginning price per share; accordingly, performance shown prior to March 31, 2025 would have been different using the current methodology. 2. As of December 31, 2025. Annualized Net Distribution Rate is calculated by multiplying the sum of (i) the last three monthly distributions per share and (ii) special distributions, if any, payable or paid by four, and dividing the result by the price per share of the month preceding the relevant three month period. Distributions are not guaranteed. While GCRED may seek a level distribution rate, GCRED’s distribution rates may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in GCRED’s distribution rate or that the rate will be sustainable in the future. Past performance is not necessarily indicative of future results. Distributions have been and may in the future be funded through sources other than cash flow. See GCRED’s prospectus for additional information. Please visit GCRED’s website for notices regarding distributions subject to Section 19(a) of the Investment Company Act of 1940. We cannot guarantee that we will make distributions, and if we do we may fund such distributions from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital, or offering proceeds, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. As of December 31, 2025, 100% of inception to date distributions were funded from cash flows from operations and current estimates do not expect a return of capital. A return of capital (1) is a return of the original amount invested, (2) does not constitute earnings or profits and (3) will have the effect of reducing the basis such that when a shareholder sells its shares the sale may be subject to taxes even if the shares are sold for less than the original purchase price. Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Investment Adviser or its affiliates, that may be subject to reimbursement to the Investment Adviser or its affiliates. The repayment of any amounts owed to our affiliates will reduce future distributions to which you would otherwise be entitled. 3. The price per share is determined in accordance with the Fund's share pricing policy. The NAV per share is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding. For each fiscal quarter end, the price per share is the NAV per share as determined by the Fund’s valuation process. For months in which the Fund’s NAV per share is not determined, the price per share is an offering price per share that reflects a price per share that is no less then the then-current NAV per share. Please refer to the Prospectus for disclosures relating to the share pricing policy. 4. The Fund has received an exemptive order from the U.S. Securities and Exchange Commission that permits the Fund to issue multiple classes of Common Shares with, among others, different ongoing shareholder servicing and/or distribution fees. 5. The Class I inception date was July 1, 2023 and the Class S inception date was April 1, 2024. 6. Source: Monthly fund fact sheets, SEC filings. Performance is calculated from change in reported monthly NAVs and distributions. Performance may not match company marketing materials. Peer set consists of the top 10 nontraded BDCs by AUM as of December 31, 2025. 7. Represents total investments at fair value. As of December 31, 2025. 8. As a percentage of debt investments in GCRED’s portfolio based on fair value. As of December 31, 2025. 9. As of December 31, 2025, GCRED held six debt investments that represented an amount less than 1% of debt investments based on fair value that had a fixed interest rate. 10. As of December 31, 2025. The portfolio median EBITDA (defined as earnings before interest, taxes, depreciation and amortization) is based on our portfolio of debt investments and excludes certain portfolio companies for which these metrics are not meaningful for instance: (i) portfolio companies with negative or de minimis EBITDA, (ii) investments designated as recurring revenue loans, broadly syndicated loans and structured finance notes and (iii) portfolio companies with any loans on non-accrual status. 11. As of December 31, 2025. Includes all private debt investments for which fair value is determined in good faith in accordance with the Fund’s valuation process, which includes the review of the valuation of each portfolio company, subject to a de minimis threshold, by an independent third-party valuation firm. Excludes certain portfolio companies for which these metrics are not meaningful for instance: (i) portfolio companies with negative or de minimis EBITDA, (ii) investments designated as recurring revenue loans, broadly syndicated loans and structured finance notes and (iii) portfolio companies with any loans on non-accrual status. Average loan-to-value represents the ratio of loan-to-value for each portfolio company, weighted based on the fair value of total applicable GCRED private debt investments. Loan-to-value is calculated as the current total debt through each respective loan tranche divided by the estimated enterprise value of the portfolio company using the most recently received portfolio company information. Therefore, current enterprise value may not be up to date for certain portfolio companies. See GCRED’s Prospectus for additional information. 12. Represents the Fund’s debt-to-equity leverage ratio. As of December 31, 2025. 13. KBW “BDC Credit Monitor” and Golub Capital internal analysis. As of September 30, 2025. 14. Pitchbook LCD’s “US Credit Markets Quarterly Wrap” and Golub Capital analysis. As of December 31, 2025. 15. For Direct Lending, total return is represented by the Cliffwater Direct Lending Index (“CDLI”). The CDLI seeks to measure the unlevered, gross of fees performance of U.S. middle market corporate loans, as represented by the underlying assets of Business Development Companies (“BDCs”), including both exchange-traded and unlisted BDCs, subject to certain eligibility requirements. The credit spread for Direct Lending is based on CDLI monthly data (monthly sponsored first lien spreads). As of December 31, 2025.

Golub Capital Private Credit Fund (“GCRED”) | Q4 2025 Quarterly Update 5 Additional Footnotes (Continued) 16. For U.S. High Yield Bonds (“HY Bonds”), total return is represented by the ICE BofA US High Yield Index. The ICE BofA High Yield Index tracks the performance of dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. The credit spread for HY Bonds is based on ICE BofA US High Yield Index Option-Adjusted Spread from Ice Data Indices, LLC via FRED®. As of December 31, 2025. 17. For Investment Grade Corporate Bonds (“IG Corporate”), total return is represented by the Morningstar US Corporate Bond Index. The Morningstar US Corporate Bond Index is a market-capitalization-weighted index designed to measure the performance of U.S. dollar-denominated, fixed-rate, investment-grade corporate bonds with maturities greater than one year, issued by U.S. corporations. The credit spread for IG Bonds is based on ICE BofA US Corporate Index Option-Adjusted Spread from Ice Data Indices, LLC via FRED®. As of December 31, 2025. 18. For Broadly Syndicated Loans (“BSL”), total return is represented by the Morningstar LSTA Leveraged Loan Index. The Morningstar LSTA US Leveraged Loan Index is a market value-weighted index designed to measure the performance of the U.S. broadly syndicated leveraged loan market. The Morningstar LSTA US Leveraged Loan Index typically encompasses 90%–95% of the entire broadly syndicated leveraged loan market. The credit spread for BSL is based on daily nominal spreads for LSTA leveraged loan index (all loans) from Pitchbook. As of December 31, 2025. 19. Golub Capital internal analysis using data from KBW Research’s BDC database, which tracks return performance from 2023 through Q3 2025. BDC net return is calculated as the BDC’s change in net asset value (NAV) per share plus total dividends per share received over the period divided by beginning period NAV per share. The 2025E figure is calculated based on returns through Q3 2025 annualized. The data set excludes internally managed BDCs, venture lending BDCs and those with 25% or more equity exposure, resulting in a total of 31 BDCs. Past performance does not guarantee future results. _________________________________ Important Investor Information Golub Capital (including its various affiliates) creates and manages multiple investment funds. Two of its control affiliates, GC Advisors LLC (“GC Advisors” or the “Investment Adviser”) and GC OPAL Advisors LLC (“GC OPAL Advisors”, and together with GC Advisors, the “Registered Advisers”) are registered investment advisers with the U.S. Securities and Exchange Commission (the “SEC”). A number of investment advisers, such as GC Investment Management LLC (“GC Investment Management”), Golub Capital Liquid Credit Advisors, LLC (Management Series) and OPAL BSL LLC (Management Series) (collectively, the “Relying Advisers”) are registered in reliance upon GC OPAL Advisors’ registration. The Registered Advisers and the Relying Advisers (collectively, the “Advisers”) manage certain of Golub Capital’s affiliated funds and accounts. For a detailed description of the Advisers and each of their investment advisory fees, please see the Registered Advisers’ Form ADV Part 1 and 2A on file with the SEC. Registration is not an endorsement by the SEC, nor does it mean that a government agency approves an advisor or reviews its qualifications. Registration does not imply a certain level of skill or training, nor does it guarantee success or future performance. Past performance is not indicative nor a guarantee of future returns and there can be no assurance that GCRED will achieve results comparable to those of any of Golub Capital’s investment funds or be able to implement its strategy or achieve its investment objectives, including due to an inability to access sufficient investment opportunities. The Morningstar Indexes are the exclusive property of Morningstar, Inc. Morningstar, Inc., its affiliates and subsidiaries, its direct and indirect information providers and any other third party involved in, or related to, compiling, computing or creating any Morningstar Index (collectively, “Morningstar Parties”) do not guarantee the accuracy, completeness and/or timeliness of the Morningstar Indexes or any data included therein and shall have no liability for any errors, omissions, or interruptions therein. None of the Morningstar Parties make any representation or warranty, express or implied, as to the results to be obtained from the use of the Morningstar Indexes or any data included therein. “Cliffwater,” “Cliffwater Direct Lending Index,” and “CDLI” are trademarks of Cliffwater LLC. The Cliffwater Direct Lending Indexes (the “Cliffwater Indexes”) and all information on the performance or characteristics thereof (“Cliffwater Index Data”) are owned exclusively by Cliffwater LLC, and are referenced herein under license. Neither Cliffwater nor any of its affiliates sponsor or endorse, or are affiliated with or otherwise connected to, Golub Capital, or any of its products or services. All Cliffwater Index Data is provided for informational purposes only, on an “as available” basis, without any warranty of any kind, whether express or implied. Cliffwater and its affiliates do not accept any liability whatsoever for any errors or omissions in the Cliffwater Indexes or Cliffwater Index Data, or arising from any use of the Cliffwater Indexes or Cliffwater Index Data, and no third party may rely on any Cliffwater Indexes or Cliffwater Index Data referenced in this report. No further distribution of Cliffwater Index Data is permitted without the express written consent of Cliffwater. Any reference to or use of the Cliffwater Index or Cliffwater Index Data is subject to the further notices and disclaimers set forth from time to time on Cliffwater’s website at https://www.cliffwaterdirectlendingindex.com/disclosures.

Golub Capital Private Credit Fund (“GCRED”) | Q4 2025 Quarterly Update Key Risk Factors (Not Inclusive of All Risks to the Fund) GCRED is a non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940. The Fund expects to invest at least 80% of our total assets (net assets plus borrowings for investment purposes) directly or indirectly in private credit investments (loans, bonds and other credit and related instruments that are issued in private offerings or issued by private companies). − In considering any investment performance information contained in this Material, prospective investors should bear in mind that past or estimated performance is not necessarily indicative of future results and there can be no assurance that the Fund will achieve comparable results, implement its investment strategy, achieve its objectives or avoid substantial losses or that any expected returns will be met. − Embedded Growth. Embedded growth represents Golub Capital LLC’s (together with its affiliates, “Golub Capital”) expectations for growth based on its view of the current market environment. These expectations are based on certain assumptions that may not be correct and on certain variables that may change, are presented for illustrative purposes only and do not constitute forecasts. There can be no assurance that any such results will actually be achieved. Summary of Risks − We are a relatively new company with a limited operating history and there is no assurance that we will achieve our investment objective. − The majority of our portfolio investments are valued using the investment’s fair value, as determined in good faith by our valuation designee, subject to oversight by our board of trustees, and, as a result, there could be uncertainty as to the value of our portfolio investments. − Because subscriptions must be submitted at least five business days prior to the first calendar day of each month (unless waived), you will not know the net offering price per share at which you will be subscribing at the time you subscribe. − You should not expect to be able to sell your common shares of beneficial interest (“Common Shares”) regardless of how we perform. − You should not expect to have access to the money you invest for an extended period of time. − We do not intend to list our Common Shares on any securities exchange, and we do not expect a secondary market in our Common Shares to develop prior to any listing. − Because you should not expect to be able to sell your shares, you should not expect to be able to reduce your exposure in any market downturn. − At the discretion of our board of trustees, we have commenced a quarterly share repurchase program, but only a limited number of shares will be eligible for repurchase and repurchases will be subject to available liquidity, among other significant restrictions. Our board of trustees may amend, suspend or terminate the share repurchase program upon 30 days’ notice, if it deems such action to be in our best interest and the best interest of our shareholders. As a result, we cannot guarantee that share repurchases will be made available each quarter. − An investment in our Common Shares is not suitable for you if you need access to the money you invest. − You will bear substantial fees and expenses in connection with your investment. − Because the incentive fee is based on the performance of our portfolio, the Investment Adviser may be incentivized to make investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. − We cannot guarantee that we will make distributions, and if we do, we may fund such distributions from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. Any capital returned through distributions will be returned after the payment of fees and expenses. − Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Investment Adviser or its affiliates, that may be subject to reimbursement to the Investment Adviser or its affiliates. The repayment of any amounts owed to our affiliates will reduce future distributions to which you would otherwise be entitled. − We use and expect to continue to use leverage, which will magnify the potential for loss on amounts invested in us. − We invest in securities that are rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value. − Neither the U.S. Securities and Exchange Commission nor any state securities regulator has approved or disapproved of these securities or determined if the Prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Securities regulators have also not passed upon whether this offering can be sold in compliance with existing or future suitability or conduct standards including the ‘Regulation Best Interest’ standard to any or all purchasers. − This Material must be accompanied or proceeded by the Prospectus and must be read in conjunction with the Prospectus in order to fully understand all the implications and risks of an investment in GCRED. This Material is neither an offer to sell nor a solicitation of an offer to buy securities. An offering is made only by the Prospectus. Prior to making an investment, investors should read the Prospectus, including the “Risk Factors” section therein, which contain the risks and uncertainties that we believe are material to our business’ operating results. 6

Golub Capital Private Credit Fund (“GCRED”) | Q4 2025 Quarterly Update Important Disclosure Information In considering any investment performance information contained in this Material, prospective and current investors should bear in mind that past or projected performance is not necessarily indicative of future results and there can be no assurance that the Fund will achieve comparable results, implement its investment strategy, achieve its objectives or avoid substantial losses or that any expected returns will be met. Estimates /Targets. Any estimates, targets, forecasts, or similar predictions or returns set forth herein are based on assumptions and assessments made by Golub Capital that it considers reasonable under the circumstances as of the date hereof. They are necessarily speculative, hypothetical, and inherently uncertain in nature, and it can be expected that some or all of the assumptions underlying such estimates, targets, forecasts , or similar predictions or returns contained herein will not materialize and/or that actual events and consequences thereof will vary materially from the assumptions upon which such estimates, targets, forecasts, or similar predictions or returns have been based. Among the assumptions to be made by Golub Capital in performing its analysis are (i) the amount and frequency of current income from an investment, (ii) the holding period length, (iii) EBITDA growth and cost savings over time, (iv) the manner and timing of sale, (v) exit multiples reflecting long-term averages for the relevant asset type, (vi) customer growth and other business initiatives, (vii) availability of financing, (viii) potential investment opportunities Golub Capital is currently or has recently reviewed and (ix) overall macroeconomic conditions such as GDP growth, unemployment and interest rate levels. Inclusion of estimates, targets, forecasts, or similar predictions or returns herein should not be regarded as a representation or guarantee regarding the reliability, accuracy or completeness of such information, and neither Golub Capital nor the Fund is under any obligation to revise such returns after the date provided to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying such returns are later shown to be incorrect. None of Golub Capital, the Fund, their affiliates or any of the respective directors, officers, employees, partners, shareholders, advisers and agents of any of the foregoing makes any assurance, representation or warranty as to the accuracy of such assumptions. Investors and clients are cautioned not to place undue reliance on these forward-looking statements. Recipients of this Material are encouraged to contact Fund representatives to discuss the procedures and methodologies used to make the estimates, targets, forecasts, and/or similar predictions or returns and other information contained herein. Forward-Looking Statements. Certain information contained in this Material constitutes “forward-looking statements,” which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue” or other similar words, or the negatives thereof. These may include financial predictions estimates and their underlying assumptions, statements about plans, objectives and expectations with respect to future operations, and statements regarding future performance. Such forward‐looking statements are inherently uncertain and there are or may be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. Golub Capital believes these factors include but are not limited to those described under the section entitled “Risk Factors”, which are further described in the Prospectus, and any such updated factors included in GCRED's periodic filings with the U.S. Securities and Exchange Commission, which will be accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this Material and in the filings. Golub Capital undertakes no obligation to publicly update or review any forward‐looking statement, whether as a result of new information, future developments or otherwise. Investments mentioned may not be suitable for all investors. Any product discussed herein may be purchased only after an investor has carefully reviewed the prospectus and executed the subscription document, which will contain additional information about the fund. Accordingly, the terms and provisions included herein are presented as of the dates indicated and information about the fund in its final form may differ materially from the information set forth herein. Alternative investments often are speculative, typically have higher fees than traditional investments, often include a high degree of risk and are suitable only for eligible, long-term investors who are willing to forgo liquidity and put capital at risk for an indefinite period of time. They may be highly illiquid and can engage in leverage and other speculative practices that may increase volatility and risk of loss. 7

Golub Capital Private Credit Fund (“GCRED”) | Q4 2025 Quarterly Update Important Disclosure Information (Cont’d) − Highly Competitive Market for Investment Opportunities. The activity of identifying, completing and realizing attractive investments is highly competitive, and involves a high degree of uncertainty. There can be no assurance that the Fund will be able to locate, consummate and exit investments that satisfy its objectives or realize upon their values or that the Fund will be able to fully invest its committed capital. There is no guarantee that investment opportunities will be allocated to the Fund and/or that the activities of Golub Capital’s other funds will not adversely affect the interests of the Fund. − Material, Non-Public Information. In connection with other activities of Golub Capital, certain Golub Capital personnel may acquire confidential or material non-public information or be restricted from initiating transactions in certain securities, including on the Fund’s behalf. As such, the Fund may not be able to initiate a transaction or sell an investment. In addition, policies and procedures maintained by Golub Capital to deter the inappropriate sharing of material non-public information may limit the ability of Golub Capital personnel to share information with personnel in Golub Capital’s other business groups, which may ultimately reduce the positive synergies expected to be realized by the Fund as part of the broader Golub Capital investment platform. − No Assurance of Investment Return. Prospective investors should be aware that an investment in the Fund is speculative and involves a high degree of risk. There can be no assurance that the Fund will achieve comparable results, implement its investment strategy, achieve its objectives or avoid substantial losses or that any expected returns will be met. The Fund’s performance may be volatile. An investment should only be considered by sophisticated investors who can afford to lose all or a substantial amount of their investment. The Fund’s fees and expenses may offset or exceed its profits. − Opinions. Opinions expressed reflect the current opinions of Golub Capital as of the date appearing in this Material only and are based on Golub Capital’s opinions of the current market environment, which is subject to change. Certain information contained in this Material discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice. This Material is not complete and the information contained herein may change at any time without notice. Opinions expressed herein may differ from the opinions expressed by a Dealer and/or other businesses / affiliates of a Dealer. This is not a “research report” as defined by FINRA Rule 2241 and was not prepared by the research departments of a Dealer or its affiliates. − Reliance on Key Management Personnel. The success of the Fund will depend, in large part, upon the skill and expertise of certain Golub Capital professionals. In the event of the death, disability or departure of any key Golub Capital professionals, the business and the performance of the Fund may be adversely affected. − Target Allocations. There can be no assurance that the Fund will achieve its objectives or avoid substantial losses. Allocation targets depend on a variety of factors, including prevailing market conditions and investment availability. There is no guarantee that such targets will be achieved and any particular investment may not meet the target criteria. − Third Party Information. Certain information contained in this Material has been obtained from sources outside Golub Capital, which in certain cases have not been updated through the date hereof. While such information is believed to be reliable for purposes used herein, no representations are made as to the accuracy or completeness thereof and none of Golub Capital, its funds, nor any of their affiliates takes any responsibility for, and has not independently verified, any such information. In particular, you should note that, since many investments of the Fund may be unquoted, net asset value figures in relation to the Fund may be based wholly or partly on estimates of the values of the Fund’s investments provided by the originating banks of those underlying investments or other market counterparties, which estimates may themselves have been subject to no verification or auditing process or may relate to a valuation at a date before the relevant net asset valuation for the Fund, or which have otherwise been estimated by Golub Capital. − This Material may contain information obtained from third parties. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES COSTS DUE TO NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. − Trends. There can be no assurances that any of the trends described herein will continue or will not reverse. Past events and trends do not imply, predict or guarantee, and are not necessarily indicative of, future events or results. − This communication does not constitute a solicitation to buy any security or instrument, or a solicitation of interest in any Golub Capital fund, account or strategy. The content of this communication should not be construed as legal, tax or investment advice. − Securities offered through Arete Wealth Management, LLC Member: FINRA/SIPC. Only available in states where Arete Wealth Management, LLC is registered. Arete Wealth Management, LLC is not affiliated with any other entities identified in this communication. 8